Exhibit 99.1
Business and Financial Update February 22, 2008

Safe Harbor Statement The information contained herein is as of the date of this presentation. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as "anticipate," "believe," "expect," "projected" and "goals" signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This presentation contains forward-looking statements about DTE Energy's financial results and estimates of future prospects, and actual results may differ materially. Factors that may impact forward-looking statements include, but are not limited to: the higher price of oil and its impact on the value of production tax credits, or the potential requirement to refund proceeds received from synfuel partners; the uncertainties of successful exploration of gas shale resources and inability to estimate gas reserves with certainty; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; economic climate and population growth or decline in the geographic areas where we do business; environmental issues, laws and regulations, and the cost of remediation and compliance, including potential new federal and state requirements that could include carbon and more stringent mercury emission controls, a renewable portfolio standard and energy efficiency mandates; nuclear regulations and operations associated with nuclear facilities; impact of electric and gas utility restructuring in Michigan, including legislative amendments and Customer Choice programs; employee relations, and the impact of collective bargaining agreements; unplanned outages; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; the timing and extent of changes in interest rates; the level of borrowings; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; effects of competition; impact of regulation by the FERC, MPSC, NRC and other applicable governmental proceedings and regulations, including any associated impact on rate structures; contributions to earnings by non-utility subsidiaries; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the ability to recover costs through rate increases; the availability, cost, coverage and terms of insurance; the cost of protecting assets against, or damage due to, terrorism; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; amounts of uncollectible accounts receivable; binding arbitration, litigation and related appeals; changes in the economic and financial viability of our suppliers, customers and trading counterparties, and the continued ability of such parties to perform their obligations to the Company; timing, terms and proceeds from any asset sale or monetization; and implementation of new processes and new core information systems. This presentation should also be read in conjunction with the "Forward-Looking Statements" section in each of DTE Energy's, MichCon's and Detroit Edison's 2006 Form 10-K and 2007 Forms 10-Q (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy and Detroit Edison. Cautionary Note - The Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation such as "probable reserves" that the SEC's guidelines strictly prohibit us from including in filings with the SEC. You are urged to consider closely the disclosure in our Forms 10-K and 10-Q, File No. 1-11607, available from our offices or from our website at www.dteenergy.com. You can also obtain these Forms from the SEC by calling 1-800-SEC-0330.

Participants Dave Meador, Executive Vice President and CFO Peter Oleksiak, VP and Controller Nick Khouri, VP and Treasurer Lisa Muschong, Director of Investor Relations

Business Update 2007 Earnings Results 2008 Guidance Cash Flow and Capital Expenditures Summary

DTE Energy Is an Attractive Investment Strong utility growth outlook 5-6% annual long-term earnings growth Well-run utilities Increasingly constructive regulatory environment Growth upside from renewable generation ~ 5% dividend yield Proven track record of non-utility value creation 2008 catalysts

2008 Catalysts Updated Detroit Edison rate filing on Feb. 20; MPSC Staff testimony expected in second quarter Comprehensive energy legislation in Michigan Some pieces of legislation have been approved by the House Energy committee; awaiting action by the full House Complete significant utility capital investments to grow rate base Complete Power & Industrial Projects deal and remaining $275M stock buyback Millennium Pipeline expected in service in November

Detroit Edison Rate Case Updated to Include 2009 Capital Projects Updated Detroit Edison's rate case this week to reflect 2009 as the projected test year for setting rates (versus 2008) Adding 2009 capital projects results in an incremental $85M rate request 2009 early operating earnings outlook of $390- $410M includes impacts of update Key factors for decision to update case: Updating the test year avoids setting 2009 effective rates based on 2008 economics Now includes substantial environmental capital going into service in 2009 Should require only a short extension to the current rate case schedule 2008 Impact Expiration of the $79M show cause rate reduction in April provides interim relief Expiration of Choice tracker combined with Choice decline decreases need for near-term relief by $20M Targeting 11% ROE at Detroit Edison in 2008 2009 Impact Rate increases from the case should be in effect for all or most of 2009 Targeting 11% ROE at Detroit Edison in 2009 Financial Impact

Components of Detroit Edison's Rate Request 2006 Normalized Capital O&M PEP Cost Savings Net Revenue / Fuel & Purchased Power Merger Control Premium Net Other (Incl. Benefits & Taxes) 2009 Request East -32 -32 254 265 208 208 271 284 West 254 129 118 57 63 13 North ($30) $130 $290 ($60) ($120) $60 $14 $284 Revenue Deficiency Detroit Edison's Estimated Revenue Deficiency ($ millions)

Michigan Legislation Continues to Move Forward Legislation to establish a long-term energy plan for Michigan could have wide-ranging benefits for utilities and customers Key Legislation Introduced Legislative Timeline Electric Choice reform Renewable Portfolio Standard (10% by year end 2015) Energy efficiency program File and use process for utility rate proceedings Certificate of need process for major capital investments (e.g., new generation) Cost-of-service based electric rates (deskewing) Package of bills introduced Dec. 2007 RPS and energy efficiency bills approved by the House Energy Committee in Jan. 2008 Awaiting action by the full House Energy legislation is important to Bipartisan leaders Potential passage of bills in mid- 2008

Detroit Edison Growth Investments on Track Investing ~$1.0B on Clean Air Act compliance at 3,000 MW coal-fired Monroe plant from 2008-2012 Potential ~$300M Advanced Metering Infrastructure (AMI) program coordinated with MichCon; pilot program in 2008 License application for new nuclear power plant at the site of DTE's Fermi 2 plant - on track to submit in 2008 Potential renewable energy investments (RPS legislation introduced Dec. 2007) Future Current Complete Monroe Power Plant in 2012 Environmental Construction Growth Investments through 2012 Complete Current Future 3 SCR Units (reduce NOx) completed 2005 - 2007 (~$175M per unit) Scrubbers for Units 3&4 (reduce SO2) planned for completion in 2009 (~$650M investment 2006-2009) Scrubbers for Units 1&2 and SCR for Unit 2 - (~$600M investment 2009-2012)

MichCon Growth Investments on Track Potential ~$60M AMI program coordinated with Detroit Edison; pilot program in 2008 ~$100M meter relocation program $90M distribution system expansion in Western Michigan $90M Utility storage (17 Bcf) $50M Panhandle Pipeline lateral Major 2008 Expansion Projects Growth Investments through 2012

Successful Non-Utility Monetization Plan Original Guidance Current Guidance At least $800M Antrim Power & Industrial Peakers Monetization After-Tax Cash Proceeds Closed Closed Core Barnett ~$1.7B Closed Closing delayed due to choppy debt markets Pursuing alternative financing options Expect additional 2 cents in EPS per quarter until deal closes Expect to buy back $275M of stock immediately following deal close

Development of Western Barnett Acreage Focused on Near-Term Value Creation Invest ~$100M Drill 30-40 wells Produce 5 Bcfe net Opportunistically increase strategic acreage holdings in current areas of operations 30% increase in proved reserves Drilled 50 wells 39 in west (2 awaiting completion) More than doubled production from Western acreage Sold core area properties for ~$250M Generated over 100% IRR * Does not include properties sold in 2007 or Bosque County properties 2007 Results Western Acreage Operating Metric* YE 2006 YE 2007 Proved Reserves (Bcfe) 111 144 Probable Reserves 180 192 Total Reserves 291 336 Net Producing Wells 83 120 Acreage Position 38,000 48,000 % Acreage Developed 28% 20% Annual Net Production (Bcfe) 1.3 3.0 2008 Goals

Western Barnett Reserves Valuation Reserves (Bcfe) Value ($ per mcfe) Low Value ($ millions) High Value ($ millions) Proved 144 $1.50 - $2.00 $220 $290 Probable 192 $0.25 - $0.50 $50 $100 Total 336 $270 $390 Value of proved reserves in West is relatively transparent today Western Basin well economics are attractive but not as large as the Core area Expect value of probable reserves to become clear over time (undeveloped West vs. Core) 100's of wells in West vs. 1,000's of wells in Core Approximately $220 million invested to date As the area becomes more developed, DTE anticipates the Western portion of the Barnett will move up the value curve, and probable reserve valuation will be more in line with proved

DTE Energy Gas Pipelines and Storage Assets Are Well-Positioned for Growth 2007 Accomplishments Vector Pipeline Expansion Gas Storage Vector MichCon Millennium Michigan NY City Canadian & Arctic Gas Rockies Gas - REX Gulf (LNG) Gas DTE Storage We are well positioned to capitalize on the strong Northeast US market dynamics Millennium Pipeline Washington 28 field 6.3 Bcf expansion project completed 9/07 New Shelby 2 field approved and construction started Shelby 2 field with 8.1 Bcf working capacity expected in-service 4/08 2008 Growth Projects Completed 2 new compressor stations 11/07 (capacity: 215,000 Dth/d) $53M investment in 30" diameter, 186 mile pipeline Pipeline completion targeted 11/08 (Capacity: 525,000 Dth/d) Construction on new compressor station (100,000 Dth/d) - expected completion 11/09 Chicago

Business Update 2007 Earnings Results 2008 Guidance Cash Flow and Capital Expenditures Summary

2007 Summary Solid overall utility results Detroit Edison and MichCon overcame one-time computer system start-up challenges to earn near authorized returns on equity Strong results in all non-utility segments

2007 Operating Earnings Operating Earnings Per Share* Detroit Edison $2.00 Unconventional Gas Production $0.06 Non-Utility $0.83 Coal & Gas Midstream $0.31 Corporate & Other ($0.49) MichCon** $0.48 $2.82 Power and Industrial Projects $0.15 * Reconciliation to GAAP reported earnings included in the appendix ** Includes Citizens Gas Utility Energy Trading $0.31 Note: Synfuel had reported earnings per share of $1.20 in 2007, but was classified as a discontinued operation as of 12/31/2007, and is therefore excluded from operating earnings

2007 Operating Earnings Variance * Reconciliation to GAAP reported earnings included in the appendix 2005 excl synfuel DECO MichCOn coal UGP pip ET hold 515 488 488 504 511 513 502 477 27 16 5 5 31 42 25 477 Operating Earnings Variance* ($ millions) 2006 Operating Earnings Detroit Edison MichCon Power & Industrial Projects Unconventional Gas Production Coal & Gas Midstream Energy Trading $515 ($23) $16 $35 $2 $2 ($43) ($24) $480 Corporate & Other 2007 Operating Earnings Detroit Edison's temporary rate reduction began Sept. 2006 Better 2007 weather at MichCon Power & Industrial improvement due to restructuring of certain projects in 2006 Timing-related gains at Energy Trading in 2006 Higher holding company taxes at Corporate & Other in 2007 Earnings Drivers Note: Synfuel had a reported earnings variance of $158M from 2006 to 2007

Detroit Edison Operating Earnings Variance Operating Earnings Variance* ($ millions) * Reconciliation to GAAP reported earnings included in the appendix 2006 Rate Red Pscr choice Econmy weather sap fermi other 2006 363 322 322 347 359 379 354 349 340 340 41 25 12 20 7 32 5 9 2006 Operating Earnings Temporary Rate Reduction Computer Startup Costs ($32) $12 ($41) $24 $363 Choice 2007 Operating Earnings $340 Taxes / Other Weather (Margin) / Storm $7 Temporary rate reduction from Aug. 2006 show cause settlement Reconciliation of power supply cost recovery (PSCR) factor from 2004 and 2005 Favorable Choice partially offset by Choice tracker Computer system startup costs in 2007 Warmer weather partially offset by increased storm costs Increased SBT and property taxes PSCR ROE 12.0% 10.6% Earnings Drivers Economy Fermi Outage $20 ($5) ($8)

2005 Weather Volume EBS Interest other 2006 66 66 80 75 75 79 81 14 2 7 4 2 MichCon Operating Earnings Variance Operating Earnings Variance* ($ millions) $66 Base Gas / Other Weather $14 $4 $82 2006 Operating Earnings 2007 Operating Earnings * Reconciliation to GAAP reported earnings included in the appendix $3 Interest ($7) Earnings Drivers Computer Startup Costs Favorable weather 6,257 heating degree days in 2007 (6,667 normal) 5,779 heating degree days in 2006 Computer system startup costs in 2007 Lower interest expense on gas cost recovery factor in 2007 Strong storage revenues offset by lost gas Volume $2 ROE 8.5% 10.7%

Non-Utility Segment Operating Earnings Operating Earnings* ($ millions) * Reconciliation to GAAP reported earnings included in the appendix Earnings Drivers

Business Update 2007 Earnings Results 2008 Guidance Cash Flow and Capital Expenditures Summary

Utilities targeted to earn their authorized 11% ROE in 2008 Power & Industrial guidance assumes 50% sale is complete 3/31/2008 Expect additional 2 cents in EPS per quarter until deal closes Coal & Gas Midstream: Increased gas storage and pipeline revenues drive earnings growth of ~$7M offset by impacts from the discontinuation of synfuel operations at coal transportation 2008 Earnings Guidance * Reconciliation to GAAP reported earnings included in the appendix Operating Earnings* 2008 Guidance 2007 Actual ($ millions) ** Assumes $275 million stock buyback on 3/31/2008

Detroit Edison 2008 Operating Earnings Drivers Detroit Edison 2008 Guidance Walk* Original 2007 Guidance rate red choice Econmy sap Weather pscr other Revised 2007Guidance Detroit Edison 340 340 375 382 382 403 378 355 0 35 17 10 30 10 24 22 340 30 2007 Actual 2008 Guidance Rate Reduction Expiration Normal Weather/ Storm Computer Startup Costs $340 ($25) $35 ($0-20) ($10) Expiration of temporary rate reduction and Choice tracker in April 2008 Elimination of computer system startup costs Assuming normal weather in 2008 * Reconciliation to GAAP reported earnings included in the appendix $ millions Choice 2007 PSCR Adjustment $15-20 $340-370 ($20-25) Increased Rate Base Economy $30

2009 Early Outlook Shows Growth in All Segments 2008 Guidance ($ millions) +6% 2009 Early Outlook +13% +6% +13% Potential Average Shares Outstanding** ~159M ~158M * Reconciliation to GAAP reported earnings included in the appendix ** Assumes $275 million in stock bought back on March 31, 2008 Operating earnings*

Business Update 2007 Earnings Results 2008 Guidance Cash Flow and Capital Expenditures Summary

Positive Net Cash Flow Expected in 2008 2007 Actual 2008 Guidance * includes cash accounted for as "investing activity" In 2007, the combination of internal resources and synfuel proceeds generated $1.5B in adjusted cash from operations Non-utility asset sales supported $725M of share repurchases and approximately $500M of parent- company debt reduction Looking to 2008, cash from operations and synfuel proceeds is projected at $1.1B The remaining asset sale program supports further parent company debt and equity repurchases DTE Energy Cash Flow ($ billions)

DTE Energy Capital Expenditures Utilities Account for 80% of Expected 2008 Capital Expenditures 2007 Actual 2008 Guidance Capital expenditures at Detroit Edison should reach $1B in 2008, substantially above the average of the past 5 years MichCon's capital is projected at $200M, about equal to 2007, but twice the historical average of approximately $100M Non-utility spending is expected in all three segments. Actual spending will depend on the availability of projects meeting risk-adjusted return requirements ($ billions)

Leverage* * Excludes securitization debt and MichCon short-term borrowing **2008 assumes midpoint of applicable estimates Funds from Operations / Debt* A Strong Balance Sheet Continues to Be a Priority for DTE Energy 12/31/2006 12/31/2006 12/31/07E 0.534 0.515 0.52 12/31/2006 12/31/2006 12/31/07E 0.195 0.246 0.223 12/31/06 12/31/07 12/31/08E 53.4% 51.7% 12/31/06 12/31/07 12/31/08E** 19.5% ~23% ~52% 25.0% Balance sheet metrics improved in 2007 from the prior year We have the balance sheet capacity to fund utility growth plans Liquidity remains solid ~$2.1B in credit facilities Over $1.0B current excess liquidity

Business Update 2007 Earnings Results 2008 Guidance Cash Flow and Capital Expenditures Summary

DTE Energy Is an Attractive Investment Strong utility growth outlook 5-6% annual long-term earnings growth Well-run utilities Increasingly constructive regulatory environment Growth upside from renewable generation ~ 5% dividend yield Proven track record of non-utility value creation 2008 catalysts

For More Information DTE Energy Investor Relations www.dteenergy.com/investors 313-235-8030

Appendix

Fourth Quarter 2007 Operating Earnings Operating Earnings Per Share* Detroit Edison $0.69 Unconventional Gas Production $0.01 Non-Utility $0.18 Coal & Gas Midstream $0.09 Corporate & Other ($0.13) MichCon** $0.27 $1.01 Power and Industrial Projects $0.08 * Reconciliation to GAAP reported earnings included in the appendix ** Includes Citizens Gas Utility Energy Trading $0.0 Note: Synfuel had reported earnings per share of $0.52 in Q4 2007, but was classified as a discontinued operation as of 12/31/2007, and is therefore excluded from operating earnings

Fourth Quarter Operating Earnings 2005 excl synfuel DECO MichCOn PIP UGP Coal & Gas ET Corp & Other 138 138 180 188 197 195 168 163 42 8 11 2 2 27 5 162 Operating Earnings Variance* ($ millions) Q4 2006 Operating Earnings Detroit Edison MichCon Power & Industrial Projects Corporate & Other Unconventional Gas Production Q4 2007 Operating Earnings Coal & Gas Midstream ($27) $11 $8 $42 $138 * Reconciliation to GAAP reported earnings included in the appendix ($5) ($2) Energy Trading $163 ($2)

Synthetic Fuel Reported Earnings Detail ($ millions, after-tax)

Sources Uses East 1.4 0.7 West 0.95 1 0.2 0.7 Sources and Uses of Monetization Proceeds and Synfuel Cash Synfuel $900 (2007 - 2009) Monetization Proceeds ~$1,700 (2007 - 2008) Monetization Proceeds and Synfuel Cash Sources and Uses ~$2,600 ~$2,600 Debt Redemption $700 Share Repurchase* $1,000 Utility Equity/Other $700 Antrim Forward Sales * Includes ~ $725M of common stock bought back under this program as of 12/31/07 $ millions Expect to complete $1B common stock repurchase in early 2008 ~$725M done as of year end 2007 Additional ~$275M upon closing of Power & Industrial sale

Completed Projects Projects in Process Total Expected Program Benefits 260 Detroit Edison 260 70 330 PEP Benefits 2006 - 2008 O&M, Capital & Other $ millions, pre-tax Performance Excellence Process Reduces Fixed Cost Structure 2005 2006 2007 10300 9300 9075 Employees at Year End: Detroit Edison, MichCon & Corporate Support ~$260 ~$70 ~$330 10,300 9,300 9,075 12% Reduction

Growing Electric Load Despite Michigan Economy Annualized Sales (GWH) Detroit Edison Service Area: Temperature-Normalized Electric Sales (Gwh) (including Electric Choice) Temperature-normalized electric sales grew more than 3% from 2002 to 2007

DTE Energy Trading Earnings Reconciliation Total EITF 51 51 55 4 ** Consists of the income statement effect of not recognizing changes in the fair market value of certain non derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not MTM, instead are recognized for accounting purposes on an accrual basis. DTE Energy Trading: 2007 Operating Earnings reconciliation to Economic Net Income ($ millions) Economic Net Income EITF 02-3** Operating Earnings* $53 $3 $56 Economic net income equals economic gross margin*** minus YTD O&M expenses less taxes at 35%. DTE Energy management uses Economic Net Income as one of the performance measures for external communications with analysts and investors. Internally, DTE Energy uses Economic Net Income as one of the measures to review performance against financial targets and budget. * Reconciliation to GAAP reported earnings included in the appendix *** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non derivative contract costs

2007 2008 2009 2010 2011 2012 Base 650 650 650 650 650 650 Environmental 235 260 200 200 200 200 AMI 20 45 45 45 45 Depreciation 485 510 535 560 585 615 Detroit Edison Capital Driven by Investments in System Reliability and Environmental Compliance Projected Detroit Edison Capital Investment (2007-2012) Growing rate base: $8.7B in 2007 to ~$10.5B by end of 2012 Longer term projects: Environmental improvements: ~$1.3B through 2012 AMI: ~$300M through 2013 $ millions $810 $850-950 Base plan excludes opportunities for: Renewable generation Energy efficiency investments Nuclear construction Potential Average Equity ~$3,200 ~$4,400 ~$3,400 ~$3,700 ~$3,900 ~$4,200

2007 2008 2009 2010 2011 2012 Base 95 100 105 105 105 105 Projected MichCon Capital Investment (2007-2012) Growing rate base: $2.0B in 2007 to ~$2.3B by end of 2012 Existing Expansion projects : $90M pipeline in W. Michigan $90M utility storage $50M Panhandle Pipeline connection Longer term projects: AMI through 2012: ~$60M Meter relocation program: ~$100M Pipeline inspection: $10-$20M per year MichCon Capital Investments Focus on Pipeline and Storage Optimization $ millions $150-200 $226 ~$770 ~$1,000 ~$820 ~$880 ~$920 ~$970 Potential Average Equity

Summary of Bills Introduced in Michigan Legislature House Bill #5520: Gives the MPSC authority to approve generation asset sales over 200 MW HB 5521: Certificate of Need process for major capital investments in electric generation HB 5522: Cost-of-service based electric rates (deskewing) HB 5523: File and use process for utility rate proceedings (similar to FERC) HB 5524: Electric Choice Reform Establishes a one-time opportunity for customers to opt into Electric Choice New provisions for Choice customers wanting to return to full utility service HB 5525: Energy efficiency program HB 5548/5549: Renewable portfolio standard - 10% by year end 2015 Senate Bill #947: Implements recommendations of Michigan's 21st Century Energy Plan A package of bills to reform Michigan's electric industry and establish a long-term energy plan was introduced in early Dec.

Reconciliation of 2007 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. * Consists of the income statement effect of not recognizing changes in the fair market value of certain non derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not MTM, instead are recognized for accounting purposes on an accrual basis. **Internally, DTE Energy uses Economic Net Income as one of the measures to review performance against financial targets and budget EITF 02-3* $3 $56 Energy Trading Economic Net Income**

Reconciliation of 2007 Reported to Operating Earnings per Share Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliation of Q4 2007 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliation of Q4 2007 Reported to Operating Earnings per Share Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliation of 2006 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliation of Q4 2006 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliation of 2008 and 2009 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides 2008 guidance and 2009 early outlook for operating earnings. It is likely that certain items that impact the company's 2008 and 2009 reported results will be excluded from operating results. A reconciliation to the comparable 2008 and 2009 reported earnings/net income guidance/early outlook is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.